SCHEDULE A


Names of Funds and Classes                  Date Plan Adopted

ICON Bond Fund
Class C                                     May 14, 2002
Class I                                     May 14, 2002
Class Z                                     November 14, 2003

ICON Core Equity Fund
Class C                                     May 16, 2000
Class I                                     May 16, 2000
Class Z                                     November 14, 2003

ICON Covered Call Fund
Class C                                     May 14, 2002
Class I                                     May 14, 2002
Class Z                                     November 14, 2003

ICON Equity Income Fund
Class C                                     May 14, 2002
Class I                                     May 14, 2002
Class Z                                     November 14, 2003

ICON International Equity Fund
Class C                                     November 14, 2003
Class I                                     November 14, 2003
Class Z                                     November 14, 2003

ICON Long/Short Fund
Class C                                     May 14, 2002
Class I                                     May 14, 2002
Class Z                                     November 14, 2003



Dated:   January 29, 2004